SUPPLEMENT

DATED JULY 15, 2009 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”)

FOR THE HARTFORD MUTUAL FUNDS

DATED MARCH 1, 2009

Effective July 15, 2009, the SAI is revised as follows:

Class A shares of a Fund may be exchanged for Class I shares of the same Fund. All exchanges are subject to meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss the tax implications, if any, of an exchange.

This supplement should be retained with your SAI for future reference.